UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________________________________
FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2024
_______________________________________________________________________
The RealReal, Inc.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________________________________________

Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 150 San Francisco, CA 94133
(Address of Principal Executive Offices, including Zip Code)
(855) 435-5893
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 21, 2024, The RealReal, Inc. (the “Company”) announced that Ajay Gopal has been appointed by the Board of Directors (the “Board”) of the Company to serve as the Company’s Chief Financial Officer, effective March 18, 2024 (the “Start Date”).

Mr. Gopal, age 49, is currently serving as Chief Financial Officer of Outside Interactive, Inc., a position he has held since December 2020. Mr. Gopal previously served as Chief Financial Officer of Good Eggs, Inc. from July 2019 to December 2020, of Helix, Inc. from July 2018 to July 2019, and of StubHub from April 2013 to June 2018. Prior to these roles, Mr. Gopal held senior roles at eBay, Inc. and numerous management roles with GE HealthCare Technologies, Inc. Mr. Gopal holds a Master of Management Studies degree from the Birla Institute of Technology and Science.

There is no arrangement or understanding between Mr. Gopal and any other person pursuant to which Mr. Gopal has been appointed as Chief Financial Officer, and there is no family relationship between Mr. Gopal and any of the Company’s directors or executive officers. Mr. Gopal has no interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Compensation Arrangements with Mr. Gopal

Mr. Gopal entered into an offer letter (the “Offer Letter”) with the Company on February 19, 2024, providing for an annual compensation package consisting of a base salary of $500,000 and a target bonus opportunity of 75% of base salary (prorated for 2024). In addition, the Offer Letter provides for a one-time sign-on bonus in the amount of $300,000 (the “Sign-On Bonus”), payable in the first regularly scheduled pay date following the Start Date, less applicable withholdings and deductions. The Offer Letter also provides that Mr. Gopal will work from the Company’s headquarters in San Francisco, California, with regular travel to the Company’s other business locations. If Mr. Gopal is terminated by the Company for “cause” or resigns from the Company without “good reason” (each term, as defined in the CIC Agreement (defined below)): (a) on or prior to the first anniversary of the Start Date, Mr. Gopal will repay 100% of the Sign-On Bonus to the Company within 30 days of his termination of employment; or (b) following the first anniversary of the Start Date but on or before the second anniversary of the Start Date, Mr. Gopal will repay 50% of the Sign-On Bonus to the Company within 30 days of his termination of employment.

The Company will recommend that the Board grant Mr. Gopal two equity awards following his Start Date, as follows: (a) 700,000 time-based restricted stock units (“RSUs”), which will vest 25% on the first anniversary of the vesting commencement date and in 12 substantially equal quarterly installments thereafter, subject to Mr. Gopal’s continuous employment with the Company through the applicable vesting date; and (b) 550,000 performance-based restricted stock units (“PSUs”), which will be eligible to vest over a four-year performance period (the “Performance Period”) based on (i) Mr. Gopal’s continuous employment with the Company and (ii) the Company’s stock price achievement, as summarized below:

Tranche(1)	PSUs Eligible to Vest	Service Condition(2)	Performance Condition(3)
1	100,000	12 months	$5.00
2	100,000	24 months	$7.50
3	150,000	36 months	$10.00
4	200,000	48 months	$15.00

(1)	The PSUs will vest on the first date on which both the service condition and performance condition are achieved for the applicable PSU tranche (referred to herein as “time-vesting” and “performance-vesting”, respectively) during the Performance Period.

(2)	Mr. Gopal must be continuously employed by the Company from the vesting commencement date through the service period set forth above for the applicable PSU tranche to time-vest; provided that the service condition will be deemed satisfied (a) upon the consummation of a “change in control” (as defined in the CIC Agreement) in which the PSUs are not assumed or substituted or (b) upon his termination without “cause” or resignation with “good reason” (in each case, as defined in the CIC Agreement) (i) within the three-month period prior to a change in control or (ii) following a change in control through the 48-month anniversary of the vesting commencement date.

(3)	The Company must achieve the stock prices set forth above during the Performance Period for the applicable PSU tranche to performance-vest. Stock price performance will be measured based on the 60-day volume-weighted average price of one share of the Company’s common stock registered on Nasdaq, as well as on the last trading day prior to the occurrence of a change in control.

The terms and conditions of these awards will be consistent with the terms and conditions of the Company’s 2019 Equity Incentive Plan (the “2019 Plan”) and the applicable executive form of award agreements. Beginning in 2025, Mr. Gopal will also be eligible to participate in the 2019 Plan (or any successor long term incentive plan) on an annual basis and receive annual grants of long-term incentive awards at a level commensurate with his position.

Mr. Gopal will enter into the Company’s form Severance and Change in Control Agreement (the “CIC Agreement”) and, upon entry into the CIC Agreement, will be entitled to the compensation and benefits described therein for the Company’s executives (other than Chief Executive Officer). Mr. Gopal will also enter into the Company’s Indemnity Agreement upon or as soon as practicable after the Start Date in the same form entered into by the Company’s other executive officers.

The foregoing description of the Offer Letter is a general description only and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Cessation of Interim Chief Financial Officer Role

Todd Suko, Chief Legal Officer and Secretary of the Company, was appointed as Interim Chief Financial Officer effective February 1, 2024 to serve in such capacity while a search for the Company’s permanent Chief Financial Officer was underway. Effective as of the Start Date, the Interim Chief Financial Officer role will terminate, and Mr. Suko will remain with the Company in his previous roles.

Item 7.01     Regulation FD Disclosure.

On February 21, 2024, the Company issued a press release. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01     Other Events.

On February 21, 2024, The RealReal, Inc. (the “Company”) announced that Karen Katz has been appointed as independent Chairperson of the Board and that Rob Krolik will no longer serve as Lead Independent Director of the Board, in each case, effective as of February 20, 2024. Ms. Katz and Mr. Krolik have served on the Board since February 2021 and January 2019, respectively. The Company will pay Ms. Katz an additional fee of $30,000 in respect of her role as Chairperson, payable in equal quarterly installments in arrears and prorated for any partial quarter or year of service.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter by and between The RealReal, Inc. and Ajay Gopal dated February 19, 2024
99.1	Press Release dated February 21, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: February 21, 2024	By:	/s/ Todd Suko
Todd Suko
Interim Chief Financial Officer, Chief Legal Officer and Secretary